EXHIBIT 10.74


                    FOURTH AMENDMENT TO INVESTMENT AGREEMENT

         This Fourth Amendment to Investment Agreement dated as of November 30, 2002 (the "FOURTH AMENDMENT") is made by and among Selway Partners, LLC ("SELWAY"), Selway Management, Inc. ("SELWAY MANAGEMENT") and INSCI CORP., formerly known as insci-statements.com, corp. ("INSCI"), and amends that certain Investment Agreement dated as of June 21, 2001 by and among Selway, Selway Management and insci-statements.com, corp., as amended by (i) the First Amendment to Investment Agreement dated as of June 20, 2002 by and among Selway, Selway Management and INSCI, (ii) the Second Amendment to Investment Agreement dated as of August 29, 2002 by and among Selway, Selway Management and INSCI, and (iii) the Third Amendment to Investment Agreement dated as of November 11, 2002 by and among Selway, Selway Management and INSCI (collectively, the "SERIES B INVESTMENT AGREEMENT"). Capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Series B Investment Agreement.

                                   BACKGROUND

         WHEREAS, INSCI, Selway and CIP Capital, L.P. ("CIP") entered into that certain Investment Agreement dated as of November 28, 2000 together with the Investment Agreements defined therein (as amended to date and from time to time, the "SERIES A INVESTMENT AGREEMENT" and, together with the Series B Investment Agreement and the Investment Agreements defined therein (as amended from time to time) the "INVESTMENT DOCUMENTS"), pursuant to which INSCI issued certain Convertible Subordinated Debentures to Selway and CIP (the "SERIES A DEBENTURES"); and

         WHEREAS, INSCI issued those certain INSCI Convertible Subordinated Debentures pursuant to the Series B Investment Agreement (the "SERIES B DEBENTURES"); and

         WHEREAS, INSCI has requested that Selway and CIP amend certain provisions of the Series A Investment Agreement, the Series A Debentures and the Series B Investment Agreement in anticipation of INSCI not being able to repay such Series A Debentures on the Maturity Date (as defined in such Series A Debentures); and

         WHEREAS, Selway and CIP have agreed to amend or modify the Series A Investment Agreement pursuant to that certain Second Amendment to Series A Investment Agreement dated of even date herewith by and among Selway, CIP and INSCI (the "SECOND AMENDMENT") and the Amended and Restated Debentures (as defined herein), and Selway and Selway Management have agreed to amend the Series B Investment Agreement in certain respects to make certain of INSCI's rights and obligations consistent with those rights and obligations in the Series A Investment Agreement, all as more particularly set forth below.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other goods and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO INVESTMENT AGREEMENT.
         ---------   ----------------------------------

                  A. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
         Section 3.4 DELIVERY OF SEC FILINGS; BUSINESS. is hereby amended by deleting the date "March 31, 2000" in the first sentence thereof and replacing it with "March 31, 2002".

                  B. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
         Section 3.20 COMPLIANCE WITH NASDAQ CONTINUED LISTING REQUIREMENTS. is hereby amended by restating the section heading in its entirety as "COMPLIANCE REQUIREMENTS WITH THE OVER-THE-COUNTER BULLETIN BOARD."
         Section 3.20 is further amended by deleting all references to "Nasdaq SmallCap Market" therein and substituting "Over-The-Counter Bulletin Board" therefor.

                  C. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
         Section 3.1 CORPORATE ORGANIZATION. is hereby amended by adding "Except as set forth on SCHEDULE I," at the beginning of the last sentence thereof.

                  D. ARTICLE VI. AFFIRMATIVE COVENANTS OF THE COMPANY, Section
         6.15 CORPORATE EXISTENCE; BOARD OF DIRECTORS. is hereby amended and restated in its entirety as follows:

                  "So long as the Investor beneficially owns any of the
                  Securities: (a) the Company shall maintain its corporate existence; and (b) the Board of Directors shall consist of no more than ten (10) persons and the Investor shall have the right to nominate up to three (3) persons who are elected to serve on the Board of Directors. The Board of Directors shall also be comprised of at least two (2) persons other than such persons as have been nominated by the Investor."

                  E. ARTICLE VII. NEGATIVE COVENANTS, Section 7.1(g) is hereby amended by deleting "$25,000" and replacing it with "$100,000".

                  F. ARTICLE VII. NEGATIVE COVENANTS, Section 7.1(i) is hereby amended by deleting "$25,000" and replacing it with "$100,000".

         SECTION 2. OUTSTANDING OBLIGATIONS. INSCI hereby affirms and acknowledges that prior to the issuance of the Selway Management Debenture (as hereinafter defined) (i) as of January 17, 2003, there are presently outstanding Series B Debentures in favor of Selway in the aggregate principal amount of $585,000.00 and Series B Debentures in favor of Selway Management in the aggregate principal amount of $165,000.00, in addition to, in each case, accrued interest thereon and costs and expenses (collectively, the "AMOUNT") and (ii) the

Amount is a valid obligation of INSCI and is due and owing without defense, claim, setoff or counterclaim of any kind or nature whatsoever.

         SECTION 3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall become effective upon satisfaction of the following conditions precedent: (i) Selway and Selway Management shall each have received an original version of this Fourth Amendment executed by INSCI, Selway and Selway Management; (ii) Selway Management shall have received an original $165,000 INSCI Convertible Subordinated Debenture executed by INSCI in favor of Selway Management (the "SELWAY MANAGEMENT DEBENTURE"), substantially in the form attached hereto as EXHIBIT A; (iii) Selway and CIP shall each have received an original version of the Second Amendment executed by Selway, CIP and INSCI, and consented and agreed to by Selway Management; (iv) Selway shall have received $271,834 and CIP shall have received $32,946, in each case in immediately available funds, which $304,779 aggregate amount represents a portion of the accrued and unpaid interest on the Series A Debentures to and including January 17, 2003; (v) Selway and CIP shall each have received payment by INSCI of all outstanding invoices for professional fees, costs and expenses and all fees, costs and expenses including without limitation any such costs related to this Fourth Amendment or the transactions contemplated hereby in accordance with Section 9 hereof; (vi) Selway, CIP and Selway Management shall each have received an original version of an Omnibus Amendment and Agreement dated of even date herewith (the "OMNIBUS AGREEMENT") among INSCI, Selway, CIP and Selway Management amending the terms and conditions of certain of the Investment Documents on terms and conditions satisfactory to Selway, CIP and Selway Management in all respects; (vii) Selway and CIP each shall have received an original $1,100,000 INSCI Amended and Restated Convertible Subordinated Debenture executed and delivered by the Company in favor of each of them (collectively, the "AMENDED AND RESTATED DEBENTURES"); (viii) Selway, Selway Management and CIP each shall have received such other certificates, instruments, documents and agreements as may be required by Selway, Selway Management and CIP or their respective counsel, each of which shall be in form and substance satisfactory to Selway, Selway Management and CIP and their respective counsel including without limitation evidence of approval by the independent Board of Directors of the transactions contemplated by this Fourth Amendment and the Second Amendment; and (ix) Selway, CIP and Selway Management shall have received an opinion of counsel to INSCI regarding the enforceability of this Fourth Amendment, the Selway Management Debenture, the Second Amendment, the Amended and Restated Debentures, the Omnibus Agreement and any and all related agreements and such other matters as Selway, CIP or Selway Management shall reasonably request.

         SECTION 4. INVESTMENT DOCUMENTS RATIFIED AND CONFIRMED. The Series A Investment Agreement, the Series B Investment Agreement and each of the other Investment Documents, including without limitation the Selway Management Debenture, the Amended and Restated Debentures and the Omnibus Agreement, as they may be specifically supplemented or amended by this Fourth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Investment Documents and all of the collateral described therein, do, and shall continue to, secure the payment of all obligations under the Investment Documents, in each case as amended or supplemented pursuant to this Fourth Amendment. All references to the "Series B Investment

Agreement" or the "Investment Agreement" as the same is intended to refer to the Series B Investment Agreement, contained in the Investment Documents shall mean or refer to the Series B Investment Agreement as amended and supplemented by this Fourth Amendment and as it may be further amended, supplemented, modified and restated and in effect from time to time, including without limitation any such amendment, supplement, modification or restatement which increases the amount of the Obligations (as defined in the Security Agreement defined in the Series B Investment Agreement) owing by INSCI thereunder.

         SECTION 5. RELEASE. INSCI, solely on behalf of itself, hereby releases, remises, acquits and forever discharges each of Selway, Selway Management and CIP and each of Selway's, Selway Management's and CIP's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "RELEASED PARTIES"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Fourth Amendment or the Investment Documents (all of the foregoing hereinafter called the "RELEASED MATTERS"). INSCI acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

         SECTION 6. CONFLICTS. In the event of any express conflict between the terms of this Fourth Amendment and the Series B Investment Agreement, this Fourth Amendment shall govern.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. INSCI hereby represents and warrants as follows:

         (a) This Fourth Amendment and the Series B Investment Agreement, as amended hereby, constitute legal, valid and binding obligations of INSCI and are enforceable against INSCI in accordance with their respective terms.

         (b) No affiliate of Selway or Selway Management that is a member of INSCI's Board of Directors participated in the meetings approving this Fourth Amendment, the Second Amendment, the other Investment Documents or any other documents related thereto or the transactions contemplated thereby.

         (c) The Board of Directors of INSCI has obtained a fairness opinion of Sutter Securities, Inc. stating that the transactions contemplated by this Fourth Amendment, the Second Amendment and the other Investment Documents are fair to the stockholders from a financial point of view.

         (d) Upon the effectiveness of this Fourth Amendment, INSCI hereby reaffirms all covenants, representations and warranties made in the Series B Investment Agreement and the other Investment Documents except as set forth on
SCHEDULE I to this Fourth Amendment and agrees that all such covenants, representations and warranties except as set forth on SCHEDULE I to this Fourth Amendment shall be deemed to have been remade as of the effective date of this Fourth Amendment.

        (e) No Event of Default or Default (as each such term is defined in Series B Investment Agreement) has occurred and is continuing after giving effect to this Fourth Amendment or would exist after giving effect to this Fourth Amendment, except with respect to (i) the Events of Default relating to the Letter Agreement dated as of June 21, 2001 by INSCI in favor of and as acknowledged by Selway and Selway Management (which Events of Default are not hereby waived), (ii) those defaults or Events of Default expressly waived in
SCHEDULE I to this Fourth Amendment, and (iii) waiver of the Event of Default set forth in Section 8 herein.

         (f) INSCI has no defense, counterclaim or offset with respect to the Series B Investment Agreement.

         SECTION 8. CONVERSION RIGHTS. In consideration for the covenants and agreements made in the Investment Documents, including without limitation this Fourth Amendment and the Second Amendment, the parties hereto agree that the conversion of the Series B Preferred Stock to Common Stock (as both terms are defined in the Certificate of Designations defined in the Series B Investment Agreement as amended) shall be calculated as set forth on Conversion Schedule attached hereto as EXHIBIT B. Each of Selway and Selway Management hereby agrees to waive and do waive any Event of Default that occurs under Section 11(f) of each of the Series B Debentures as a result of the foregoing conversion.


         SECTION 9. EFFECT ON THE SERIES B INVESTMENT AGREEMENT.

         (a) Upon the effectiveness of Section 1 hereof, each reference in the Series B Investment Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Series B Investment Agreement as amended hereby.

         (b) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of Selway, Selway Management or CIP, nor constitute a waiver of any provision of the Series B Investment Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         (c) The failure of INSCI to comply with any agreement, covenant or provision in this Fourth Amendment shall constitute an immediate Event of Default.

          SECTION 10. REGISTRATION REQUIREMENTS. INSCI hereby agrees to file a Registration

Statement with the Securities and Exchange Commission registering the underlying shares of common stock issuable pursuant to the conversion of the Series A Debentures and the Series B Debentures, and the exercise of the warrants issued in connection with the Series A Investment Agreement on or before September 1, 2003.



         SECTION 11. FEES, COSTS AND EXPENSES. INSCI agrees to pay on demand, after reasonable documentation and itemization of the same, all the costs and expenses of Selway, Selway Management and CIP not paid or payable prior to the effectiveness of this Fourth Amendment, including all consultant and legal fees and expenses, including without limitation all reasonable fees and expenses of counsel in connection with the preparation, execution and delivery of this Fourth Amendment and the other documents and instruments to be delivered herewith and all UCC search and filing fees.

         SECTION 12. DEMAND NATURE OF SERIES B DEBENTURES. No provision of this Fourth Amendment, including, without limitation, any reference to Events of Default shall derogate from the demand nature of the Series B Debentures.

         SECTION 13. COUNTERPARTS, ETC. This Fourth Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery by facsimile of the signature page hereof shall be deemed to be the equivalent of delivery of a manually executed original counterpart and shall be deemed effective upon receipt thereof.

         SECTION 14. GOVERNING LAW. Any controversy or claims arising out of or relating to this Fourth Amendment or any breach thereof shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. With respect to actions for specific performance or other equitable relief each party irrevocably submits itself to the jurisdiction of the state and federal courts sitting in the State of New Jersey, and irrevocably waives and agrees that all claims in respect of such action or proceeding shall be heard and determined only in an by any of said courts.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first set forth above.

                                INSCI CORP.


                                By:
                                    ----------------------------------------
                                      Name:
                                      Its:



                                SELWAY PARTNERS, LLC


                                By:
                                    ----------------------------------------
                                      Name:
                                      Its:

                                SELWAY MANAGEMENT, INC.


                                By:
                                    ----------------------------------------
                                      Name:
                                      Its: